K-SWISS LOGO

PRO FORMA INVOICE/SALES CONFIRMATION                      DATE: _________, 2000


PAGE1                                                     NO.     ______________
     PURCHASE ORDER: MEN #1 F90933
     SOLD TO: 85565                            SHIP TO:
         LATIN SPORTS SA DE CV.                       LATIN SPORTS SA DE CV.
         AZAFRAN #501, COL GRANJAS                    AZAFRAN #501, COL GRANJAS
         MEXICO, D. F.                                MEXICO, D. F.
              MEXICO CITY, CP08400                    MEXICO CITY, CP08400
                                                      MEXICO



                                                                       COUNTRY                   SIZE
         MODEL             QTY        U/P            AMOUNT            OF ORIGIN                 RUN
------- ---------------- ----------- -------------- -------------------- ------------------ -----------------

------- ---------------- ----------- -------------- -------------------- ------------------ -----------------
------- ---------------- ----------- -------------- -------------------- ------------------ -----------------

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


(1)      TERMS:NET 90 DAYS
(2)      SHIPMENT TERMS: GROUND FREIGHT
     TO: LATIN SPORTS SA MEXICO
     VIA; PENDING
     LATEST SHIPMENT DATE:
     COUNTRY OF ORIGIN: MEXICO

OK B          INITIALS                                    DATE

             ____________               K-SWISS INTERNATIONAL LTD. _______

             ____________              ROBERTO LOPEZ               _______

             ____________              LATIN SPORTS SA DE CV.      _______

PLEASE INITIAL AND RETURN BY FAX.


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